SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2005

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On January 26, 2005, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2004 (the “Earnings Release”), which Earnings Release was furnished to the Securities and Exchange Commission (the “SEC”) on January 27, 2005. In the Earning Release, the Company presented its diluted earnings per share for the three months ended December 31, 2004 and for the twelve months ended December 31, 2004. In order to assist certain analysts in understanding the method by which the Company calculated its diluted earnings per share for such periods in light of the Company’s issuance of convertible trust preferred securities in October 2004, the Company will provide these analysts with the supplemental information attached hereto as Exhibit 99.1.

The information contained in this report on Form 8-K, including Exhibit 99.1, should not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless otherwise specified.

Item 9.01    Exhibits

(c)    Exhibits.

99.1    Supplemental Information for the Calculation of Earnings Per Share Using the If-Converted Method.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ Walter M. Pressey
Date: February 3, 2005		Name: Walter M. Pressey Title: President and Chief Financial Officer